UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

HIGHLANDS REIT, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55580	81-0862795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Dearborn Street, 20th Floor Chicago, IL 60603
(Address of Principal Executive Offices, Including Zip Code)

312-583-7990
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 1, 2026, Highlands REIT, Inc. (“Highlands,” the “Company,” “we,” “us” or “our”) announced that it is commencing a self-tender offer (the “Offer”) to purchase for cash up to $25.0 million in value of shares of the Company’s common stock, par value $0.01 per share (the “Shares”).

In accordance with the terms and subject to the conditions of the offer to purchase (the “Offer to Purchase”) and letter of transmittal (the “Letter of Transmittal”) applicable to the Offer, Highlands is offering to purchase up to 125,000,000 Shares at a purchase price equal to $0.20 per Share (the “Purchase Price”), net to the seller in cash, less any applicable withholding taxes and without interest. Highlands expects to fund the Offer with cash on hand.

The Offer will expire at 11:59 P.M., New York City time, on September 29, 2026, unless the Offer is extended or withdrawn (such time and date, as they may be extended, the “Expiration Date”). Upon expiration, payment for the shares of common stock accepted for purchase under the Offer will occur promptly in accordance with applicable law.

If less than 125,000,000 Shares are properly tendered and not properly withdrawn, the Company will buy all Shares properly tendered and not properly withdrawn. If more than 125,000,000 Shares (or such greater amount as the Company may elect to buy, subject to applicable law) are properly tendered and not properly withdrawn prior to the Expiration Date, the Company will purchase shares in the following order of priority: (a) first, the Company will purchase all Shares tendered by any “odd lot holder” (a holder of fewer than 100 Shares) (an “Odd Lot Holder”) who: (1) either (i) properly completes and submits the Letter of Transmittal and the related Odd Lot Certification Form or (ii) electronically completes and submits the information requested on the Company’s secured, online portal at https://www.computershareCAS.com/Highlands2; and (2) properly tenders all Shares owned beneficially or of record by the Odd Lot Holder and does not properly withdraw this tender; and (b) second, the Company will purchase all other Shares properly tendered and not properly withdrawn on a pro rata basis, with appropriate adjustments to avoid purchases of fractional Shares, as described below, until the Company has purchased up to 125,000,000 Shares. The Company will have the ability to increase the number of Shares purchased by up to 2% of the outstanding Shares without amending or extending the Offer which, if we do so, could result in the number of Shares accepted for payment in the Offer increasing by up to approximately 14,453,024 Shares without amending or extending the Offer in accordance with rules promulgated by the Securities and Exchange Commission (the “SEC”). As a result, it is possible that not all Shares tendered by a stockholder will be purchased.

The Company’s board of directors has approved the Offer. None of the Company, its board of directors, Computershare Trust Company, N.A. in its capacity as Depositary and Paying Agent, nor Georgeson LLC in its capacity as Information Agent, or any of their respective affiliates, has made or is making any recommendation to any stockholder as to whether to tender or refrain from tendering Shares. Each stockholder must make his, her or its own decision whether to tender Shares and how many Shares to tender.

Any questions or requests for assistance may be directed to Georgeson LLC, the Information Agent for the Offer, by telephone toll-free at (833) 363-3589 within the United States, U.S. territories and Canada, or at +1 (516) 415-1586 outside the United States, U.S. territories and Canada. Requests for copies of the Offer to Purchase, the Letter of Transmittal or other tender offer materials may also be directed to Georgeson LLC, and such copies will be furnished promptly at the Company’s expense. Stockholders may also contact their broker-dealer, commercial bank, trust company, custodian or other nominee for assistance concerning the Offer.

Important Notice

This communication is a summary provided for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of the Company. The full details of the Offer, including complete instructions on how to tender shares, are included in the Offer to Purchase, the Letter of Transmittal and other related materials, which the Company will publish, send or give to stockholders upon commencement of the tender offer, and file with the SEC. Stockholders are urged to read carefully the Offer to Purchase, the Letter of Transmittal and other related materials when they become available because they contain important information, including the terms and conditions of the Offer. Stockholders may obtain free copies of the Offer to Purchase, the Letter of Transmittal and other related materials after they are filed by the Company with the SEC at the SEC’s website at www.sec.gov. Each stockholder should consult with its tax advisor, broker, dealer, commercial bank, trust company, custodian or other nominee to evaluate the consequences of tendering or selling shares in the Offer.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements about Highlands’ plans, objectives, strategies, financial performance and outlook, trends, the amount and timing of future cash distributions, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “guidance,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Highlands and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results to differ materially from these forward-looking statements. Such risks, uncertainties and other important factors include, but are not limited to: the risks, uncertainties and other factors set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2025; business, financial and operating risks inherent to real estate investments and the industry; our ability to renew leases, lease vacant space, or re-lease space as leases expire; our ability to repay or refinance our debt as it comes due; difficulty selling or re-leasing our investment properties due to their specific characteristics; contraction in the global economy or low levels of economic growth; our ability to sell our investment properties at a price and on a timeline consistent with our investment objectives, or at all; our ability to service our debt; changes in interest rates and operating costs; compliance with regulatory regimes and local laws; uninsured or underinsured losses, including those relating to natural disasters or terrorism; domestic or international instability or political or civil unrest, including the ongoing hostilities in Ukraine and the Middle East and their worldwide economic impact; the amount of debt that we currently have or may incur in the future; provisions in our debt agreements that may restrict the operation of our business; our separation from InvenTrust and our ability to operate as a stand-alone public reporting company; our organizational and governance structure; our status as a real estate investment trust (“REIT”); the cost of compliance with and liabilities under environmental, health and safety laws; the uncertainty and economic impact of pandemics, epidemics or other public health emergencies or fear of such events; risks associated with international trade disputes, including threatened or implemented tariffs imposed by the U.S. and threatened or implemented tariffs imposed by foreign countries in retaliation or otherwise; adverse litigation judgments or settlements; changes in real estate and zoning laws and increase in real property tax rates; changes in federal, state or local tax law, including legislative, administrative, regulatory or other actions affecting REITs; changes in governmental regulations or interpretations thereof; and estimates relating to our ability to make distributions to our stockholders in the future. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K.

Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highlands REIT, Inc.

Date: September 1, 2026	By:	/s/ Robert J. Lange
Name: Robert J. Lange
Title: President and Chief Executive Officer